UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 22, 2010

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03. Material Modification to Rights of Security Holders.

The shareholders of Seacoast Banking Corporation of Florida (the “Company”), at its 2010 Annual Meeting of Shareholders held on June 22, 2010 (the “Annual Meeting”), approved a proposal to increase the number of authorized shares of the Company’s common stock, par value $0.10 per share, (the “Common Stock”) from 130,000,000 to 300,000,000 and approved the issuance of shares of Common Stock upon the conversion of the Company’s Series B Manditorily Convertible Noncumulative Nonvoting Preferred Stock (“Series B Preferred Stock”), as contemplated by the Investment Agreement, dated as of April 8, 2010 (the “Investment Agreement”), among the Company and the investors listed on the signature pages thereto (the “Investors”). The shareholders also approved the issuance of the shares of Common Stock upon conversion of the Series B Preferred Stock as described above for purposes of NASDAQ Stock Market Rule 5635.

As a result of the shareholder approvals at the Annual Meeting, all 49,975 shares of the outstanding Series B Preferred Stock will mandatorily convert into to approximately 34,465,500 shares of Common Stock, based on a conversion price of $1.45 per share (the “Conversion”) subject to the conversion procedures set forth in the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) filed with the Florida Secretary of State on April 9, 2010 (the “Series B Articles of Amendment”) and filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2010.

The rights and privileges associated with the Common Stock issued upon conversion of the Series B Preferred Stock are identical to the rights and privileges associated with the Common Stock held by existing common shareholders, including with respect to voting rights. Upon the Conversion, the ability of the Company to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Common Stock no longer will be subject to restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series B Preferred Stock or other restrictions as set forth in the Series B Articles of Amendment.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the shareholders of the Company approved an amendment (the “Amendment”) to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 130,000,000 to 300,000,000 and increase the total number of shares of all classes of capital stock from 134,000,000 to 304,000,000.

On June 23, 2010, the Company filed the Articles of Amendment (the “Amendment”) with the Florida Secretary of State for the purpose of amending its Articles of Incorporation to increase the number of authorized Common Stock as described above and the Amendment became effective upon filing.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment to the Articles of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2010, the Company held its Annual Meeting.  Of the 58,926,255 shares of Common Stock outstanding as of the record date for the Annual Meeting, 51,804,661 shares were present at the meeting in person or by proxy.  The results of each of the proposals voted on by the Company’s shareholders are described below:

1) Re-election of five Class II directors, each for a term of three years. The vote for each director is as set forth below.

	Number of Shares

Nominee	Votes For	Votes Withheld	Broker Non-Votes

John H. Crane	30,223,220	5,185,537	16,390,742
Jeffrey S. Furst	32,185,877	3,222,880	16,390,742
Dennis S. Hudson, Jr.	33,849,879	1,558,878	16,390,742
Thomas E. Rossin	30,307,467	5,101,290	16,390,742
Thomas H. Thurlow, Jr.	33,861,343	1,547,414	16,390,742

The five nominees for re-election were elected by a plurality of the votes cast as Class II directors, each for a term of three years.

2) Proposal to approve a future amendment to the Company’s Articles of Incorporation to permit the Company’s Board of Directors to (i) effect a reverse stock split of the Common Stock, at any time prior to June 21, 2011, at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the Board of Directors in its sole discretion, and (ii) reduce the number of authorized shares of the Common Stock by the reverse stock split ratio determined by the Board of Directors.

Number of Shares
Votes For	Votes Against	Abstentions

47,361,432	3,948,695	494,534

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved. The Board of Directors has not made a determination as to whether it will effect the reverse stock split or what the ratio or the timing of any the reverse split would be.

3) Proposal to approve a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy:

Number of Shares
Votes For	Votes Against	Abstentions

48,659,989	2,768,097	376,575

The vote required to approve this non-binding, advisory resolution was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

4) Proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 130,000,000 to 300,000,000.

Number of Shares
Votes For	Votes Against	Abstentions

30,267,332	4,951,092	190,333

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

5) Proposal to approve the issuance of shares of the Common Stock upon the conversion of the recently issued 49,975 shares of Series B Preferred Stock as contemplated by the Investment Agreement and for purposes of NASDAQ Stock Market Rule 5653.

Number of Shares
Votes For	Votes Against	Abstentions

34,238,932	959,044	210,781

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

6) Proposal to grant the proxy holders discretionary authority to vote to adjourn the Annual Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there are insufficient shares voted at the Annual Meeting, in person or by proxy, to approve proposals under consideration at the meeting.

Number of Shares
Votes For	Votes Against	Abstentions

45,599,454	5,879,311	325,896

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Articles of Amendment to the Amended and Restated Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

June 25, 2010	By:	/s/ William R. Hahl

Name: William R. Hahl
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation